UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 29, 2026

Citigroup Commercial Mortgage Trust 2026-MFAM1

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002143199)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-05	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)
388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 816-5343
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 29, 2026 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2026 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, of the Citigroup Commercial Mortgage Trust 2026-MFAM1 (the “Issuing Entity”), Commercial Mortgage Pass-Through Certificates, Series 2026-MFAM1 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2026 under Commission File No. 333-286596-05 (the “Form 8-K/A”).

The Certificates consist of the following classes, designated as (i) the Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

On July 15, 2026, Citigroup Global Markets Inc. (“CGMI”), Academy Securities Inc. (“Academy’), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group. Inc. (“Mischler” and, collectively with CGMI, Academy, Bancroft and Drexel, in such capacity, the “Underwriters”), had entered into an underwriting agreement with the Depositor, dated as of July 15, 2026 (the “Underwriting Agreement”), with respect to the sale of the Public Certificates, which have an aggregate initial principal amount of $706,575,000.

In addition, the Depositor also entered into an agreement to sell the Private Certificates, which have an aggregate initial principal amount of $110,275,000, to CGMI, Academy, Bancroft, Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of July 15, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated July 9, 2026, and by the Depositor’s Prospectus, dated July 15, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

The net proceeds of the sale of the Certificates were applied to the purchase by the Depositor from Citi Real Estate Funding Inc. (“CREFI”) of the mortgage loans backing the Certificates (the “Mortgage Loans”). The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,769,753, were approximately $821,483,127. Of the expenses paid by the Depositor, approximately $161,628 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 in the form of other payments, expense reimbusements or compensation were paid to or for the Underwriters and the Initial Purchasers, and $4,508,125 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated July 15, 2026. The related registration statement (file no. 333-286596) was originally declared effective on June 20, 2025.

CREFI, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by a third-party purchaser, which is GCP III CGCMT MF, LLC, of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class G-RR and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2026
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2026 (included as part of Exhibit 5)
Exhibit 23	Consent of Orrick, Herrington & Sutcliffe LLP, dated July 29, 2026 (included as part of Exhibit 5)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2026	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

CGCMT 2026-MFAM1 – Form 8-K (Closing)